ADVANCED SERIES TRUST
AST Advanced Strategies Portfolio

Supplement dated December 16, 2013 to the Current

Prospectus, Summary Prospectus and Statement of Additional Information (SAI)

PIMCO Portfolio Manager Chris Dialynas has announced that he will commence a sabbatical leave from PIMCO, effective after the first quarter of 2014. William (Bill) H. Gross, CFA, is expected to assume Mr. Dialynas’ portfolio management responsibilities during the first quarter of 2014, with an anticipated transition date on or about February 14, 2014.

Additional information pertaining to Mr. Gross will be furnished on or before the transition date.

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